Supplement, dated December 16, 1997, to the prospectus, dated
                        February 1, 1997, of
               Seligman Municipal Fund Series, Inc.,
                 Seligman Municipal Series Trust,
             Seligman New Jersey Municipal Fund, Inc.,
                                and
    Seligman Pennsylvania Municipal Fund Series ( the "Funds")



      The following supersedes the information set forth in the Funds' prospectus under "Purchase of Shares--Special Programs."

      Shareholders who redeem other mutual funds with objectives and policies similar to a Fund, and use the redemption proceeds to purchase shares of that Fund, will no longer be exempt from the sales load on Class A shares.



      The following supersedes the information set forth in the Funds' prospectus under "Purchase of Shares--Contingent Deferred Sales Load."

      For accounts established after January 1, 1998, the CDSL will be waived or reduced on distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account ("IRA"), due to death, disability, or minimum distribution requirements after age 70 1/2.



TE3S-12/97